Exhibit 24



          POWER OF ATTORNEY IN CONNECTION WITH THE
               1995 ANNUAL REPORT ON FORM 10-K




KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of NORTHROP GRUMMAN CORPORATION, a Delaware corporation, does hereby appoint RICHARD R. MOLLEUR and JAMES C. JOHNSON, and each of them, as his agents and attorneys-in-fact (the "Agents"), in his respective name and in the capacity or capacities indicated below to execute and/or file the Annual Report on Form 10-K for the fiscal year ended December 31, 1995 (the "Report") under the Securities Exchange Act of 1934, as amended (the "Act"), and any one or more amendments to any part of the Report that may be required to be filed under the Act (including the financial statements, schedules and all exhibits and other documents filed therewith or constituting a part thereof) and to any part or all of any amendment(s) to the Report, whether executed and filed by the undersigned or by any of the Agents. Further, each of the undersigned does hereby authorize and direct the Agents to take any and all actions and execute and file any and all documents with the Securities and Exchange Commission (the "Commission"), which they deem necessary or advisable to comply with the Act and the rules and regulations or orders of the Commission adopted or issued pursuant thereto, to the end that the Report shall be properly filed under the Act. Finally, each of the undersigned does hereby ratify each and every act and document which the Agents may take, execute or file pursuant thereto with the same force and effect as though such action had been taken or such document had been executed or filed by the undersigned, respectively.
This Power of Attorney shall remain in full force and effect until revoked or superseded by written notice filed with the Commission.

IN WITNESS THEREOF, each of the undersigned has subscribed these presents this 21st day of February, 1996.

___Kent Kresa____ Chairman of the Board, President and
___               Chief Executive Officer and Director
Kent Kresa        (Principal Executive Officer)

___Jack R. Borsting__ Director
___
Jack R. Borsting

___John T. Chain, Jr.___ Director
___
John T. Chain,
Jr.

___Jack Edwards____ Director
___
Jack Edwards

___Aulana L. Peters____ Director
___
Aulana L. Peters

___John E. Robson_____ Director
___
John E. Robson

__Richard M. Rosenberg____ Director
___
Richard M.
Rosenberg

___Brent Scowcroft____ Director
___
Brent Scowcroft

___John Brooks Slaughter___ Director
___
John Brooks
Slaughter

___Wallace C. Solberg___ Director
___
Wallace C.
Solberg

___Richard J. Stegemeier___ Director
___
Richard J.
Stegemeier

___Richard B. Waugh, Jr.___ Corporate Vice President
__                and Chief Financial Officer
Richard B. Waugh, (Principal Financial Officer)
Jr.

__Nelson F. Gibbs___ Corporate Vice President
___               and Controller
Nelson F. Gibbs   (Principal Accounting Officer)